UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2011 (March 31, 2011)

Whitestone REIT Operating Partnership, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-53966	76-0594968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (713) 827-9595

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2011, Whitestone REIT, a Maryland real estate investment trust (the "Company"), operating through its subsidiary, Whitestone Featherwood LLC, a Texas limited liability company (the "Borrower"), executed a promissory note (the "Promissory Note") in the amount of $3,000,000 payable to ViewPoint Bank, a federal savings bank (the "Lender"), with an applicable interest rate of 6.0% per annum.  The interest rate is fixed through March 30, 2016. On March 31, 2016 the interest rate will be reset to the rate of interest for a five year balloon note with a thirty year amortization as published by the Federal Home Loan Bank. Monthly payments of $17,986.52 are due on May 1, 2011 and continuing thereafter on the first day of each calendar month until March 1, 2016. On March 31, 2016 the payment amount will be recalculated based upon the interest rate at that time.

The Promissory Note is a non-recourse loan secured by the Borrower's Featherwood property, located in Houston, Texas, and a limited guarantee by the Company.

In conjunction with the Promissory Note, a Deed of Trust was executed by the Borrower which contains customary terms and conditions, including representations, warranties and covenants by the Borrower that include, without limitation, assignment of rents, warranty of title, insurance requirements and maintenance, use and management of the properties.

The Promissory Note contains events of default that include, among other things, non-payment and default under the Deed of Trust. Upon occurrence of an event of default, the Lender is entitled to accelerate all obligations of the Borrower. The Lender will also be entitled to receive the entire unpaid balance and unpaid interest at a default rate.

The proceeds from the Promissory Note will be used for general corporate purposes.

The forgoing description of the Promissory Note is qualified in its entirety by the full terms and conditions of the Promissory Note, a copy of which is furnished herewith as Exhibit 10.1 to the Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above in incorporated in this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.
10.1    Promissory Note dated March 31, 2011 between Whitestone Featherwood LLC and ViewPoint Bank

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

April 5, 2011	/s/ DAVID K. HOLEMAN
(Date)	David K. Holeman Chief Financial Officer

EXHIBIT INDEX

10.1	Promissory Note dated March 31, 2011 between Whitestone Featherwood LLC and ViewPoint Bank